SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported) June 17, 1998

                              Universal Bank, N.A.
                 (Originator of the Universal Card Master Trust)
                           Universal Card Master Trust
                    (Issuer of the Asset Backed Certificates)
             (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


        Registrants telephone number, including area code (706) 562-2200


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  May 31, 1998 for the Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, Series
                  1996-2, Series 1996-3, and Series 1997-1 Certificates were distributed on June 17, 1998.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

      Exhibit 20.1                  Monthly Servicing Report dated
                                    June 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1995-1.

      Exhibit 20.2                  Monthly Servicing Report dated
                                    June 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1995-2.

      Exhibit 20.3                  Monthly Servicing Report dated
                                    June 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1995-3.

      Exhibit 20.4                  Monthly Servicing Report dated
                                    June 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1996-1.

      Exhibit 20.5                  Monthly Servicing Report dated
                                    June 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1996-2.

      Exhibit 20.6                  Monthly Servicing Report dated
                                    June 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1996-3.

      Exhibit 20.7                  Monthly Servicing Report dated
                                    June 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1997-1.


                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                             By:     /s/Meridith Jarrell
                                             Name:     Meridith Jarrell
                                             Title:  President & Chief
                                                     Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              June 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-1.

20.2                          Monthly Servicing Report dated
                              June 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.3                          Monthly Servicing Report dated
                              June 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.4                          Monthly Servicing Report dated
                              June 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.5                          Monthly Servicing Report dated
                              June 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1996-2.

20.6                          Monthly Servicing Report dated
                              June 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1996-3.

20.7                          Monthly Servicing Report dated
                              June 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1997-1.


g:\ucslaw\duncan\securi\8-k0698.doc

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-1

     Monthly Report                               31-May-98
     Distribution Date                            17-Jun-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount     870,000,000.00     60,000,000.00
     Adjusted Invested /Transferor Amount    870,000,000.00     60,000,000.00
     Floating Allocation Percentage             87.0000000%        6.0000000%
     Principal Allocation Percentage            87.0000000%        6.0000000%
     Finance Charge Collections               10,897,220.62        751,532.46
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   129,476,197.79      8,929,392.95
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,558,940.48        245,444.17
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  792,215.75         54,635.57
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      870,000,000.00     60,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      13,436,133.76     10,077,100.32
     Investor Principal Collections          148,823,215.85    111,617,411.89
     Investor Default Amount Due               4,090,736.19      3,068,052.14
     Investor Monthly Interest Due             4,832,343.42      3,682,749.44
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.77922%          5.89922%
     Investor Monthly Interest Due             4,189,934.50        294,961.00
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,189,934.50        294,961.00
     Investor  Default Amount Due              3,558,940.48        245,444.17
     Investor Monthly Fees Due                 1,450,000.00        100,000.00
     Investor Additional Amounts Due                  0.00              0.00
     Total Due                                 9,198,874.98        640,405.17

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          11,714,592.25        804,907.37
     Monthly Interest Paid                     4,189,934.50        294,961.00
     Investor Default Amount Paid              3,558,940.48              0.00
     Excess Spread                             3,965,717.27        509,946.37
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        245,444.17
     Required Amount                                   0.00        245,444.17
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        245,444.17
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          870,000,000.00     60,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              870,000,000.00     60,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,189,934.50        294,961.00
     2nd Collection Accounts Deposit                   0.00              0.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           4,189,934.50        294,961.00


     Delinquencies                              1-30              31-60

     Number of Accounts                             296,094            58,142
     Balance of Accounts                        683,815,547       152,368,778

     31+Days Delinquency Rate                                         3.0227%

     Change in Account Owner Retained                                -0.2279%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.2279%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount      70,000,000.00  1,000,000,000.00
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       54.2080466%
     Principal Allocation Percentage             7.0000000%       54.2080466%
     Finance Charge Collections                  876,787.87     12,525,540.94
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    10,417,625.11    148,823,215.85
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    286,351.53      4,090,736.19
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   63,741.50        910,592.82
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,863,457.66      4,824,082.71
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.95625%
     Investor Monthly Interest Due               347,447.92      4,832,343.42
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 347,447.92      4,832,343.42
     Investor  Default Amount Due                286,351.53      4,090,736.19
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     Total Due                                   750,466.12     10,589,746.27
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            13,415,122.91
     Interest/Principal/Spread                                      43,435.32
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.24%
     Base Rate                                                          7.80%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             939,058.60     13,458,558.23
     Monthly Interest Paid                             0.00      4,484,895.50
     Investor Default Amount Paid                      0.00      3,558,940.48
     Excess Spread                               939,058.60      5,414,722.25
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             245,444.17
     Required Amount                                               245,444.17

     -------------------------------------------------------------------------
     Monthly Interest Paid                       347,447.92        347,447.92
     Investor Default Paid                       286,351.53        531,795.70
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           2,868,811.96
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       347,447.92        347,447.92
     Principal Distribution                            0.00              0.00
     Total Distribution                          347,447.92        347,447.92
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.9635
     Certificate
     Interest Distribution Per 1,000                 4.9635
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,484,895.50
     2nd Collection Accounts Deposit                                     0.00
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             4,484,895.50


     Delinquencies                              61-90            91-120

     Number of Accounts                              30,885            20,657
     Balance of Accounts                         94,773,305        69,514,378

     31+Days Delinquency Rate

     Change in Account Owner Retained                  0.00 CIA Investor
     Interest                                               Interest Reduced

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      13.33%
     Initial Invested /Transferor Amount     844,744,578.11  1,844,744,578.11
     Adjusted Invested /Transferor Amount    844,744,578.11  1,844,744,578.11
     Floating Allocation Percentage             45.7919534%      100.0000000%
     Principal Allocation Percentage            45.7919534%      100.0000000%
     Finance Charge Collections               10,580,882.80     23,106,423.74
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   125,717,604.68    274,540,820.53
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,455,627.21      7,546,363.40
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  769,218.35      1,679,811.17
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      804,511,300.24  1,804,511,300.24
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,851,192.18      4,852,961.62
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              27,877           433,655
     Balance of Accounts                        101,551,873  1,102,023,880.16

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,835,584,335.81
     Balance
     Special Funding Account Balance                   0.00
     Beginning Total Principal Balance    13,835,584,335.81
     Series Allocation Percentage
     Initial Invested /Transferor Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              173,298,178.02
     Total Yield                                     15.03%
     Trust Portfolio Yield                           11.21%
     Principal Collections                 2,059,056,154.00
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.88%
     Defaults                                 56,597,725.51
     Monthly Default Rate                             4.91%
     Net Monthly Default Rate                         3.82%
     Recoveries                               12,598,583.77
     Adjustments                            (12,432,954.63)
     New Receivables                       1,801,471,340.85
     Ending Principal Receivables Balance 13,533,834,751.78
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,533,834,751.78
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      77,257,769.12
     Investor Principal Collections          855,733,491.13
     Investor Default Amount Due              23,521,733.07
     Investor Monthly Interest Due            27,906,787.03
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                                         Group 1
     Series:                                  Series 1995-1
     Supplement Date:                             01-Aug-95

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-1


     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-1 Supplement dated as of 08/01/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/98 with respect to the performance of the Trust during the month of 05/01/98 to 05/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                 0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                 0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                             $347,447.92
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,835,584,335.81
Receivables:
Beginning of the Month Finance Charge Receivables:            $95,895,613.49
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,931,479,949.30


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,533,834,751.78
End of the Month Finance Charge                              $129,156,797.76
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,662,991,549.54


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $804,511,300.24


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $152,368,778.25
   61-90 Days Delinquent                                      $94,773,304.59
   91+ Days Delinquent                                       $171,066,250.36

   Total 31+ Days Delinquent                                 $418,208,333.20

Defaulted Accounts During the Month                           $56,597,725.51

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $870,000,000
Class B Initial Invested Amount                $60,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $870,000,000.00
Class B Invested Amount                     $60,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $870,000,000.00
Class B Adjusted Invested Amount            $60,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,090,736.19


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.82505%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $77,257,769.12
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $23,521,733.07
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,906,787.03


SERIES 1995-1 INFORMATION
SERIES 1995-1 ALLOCATION PERCENTAGE                                    13.33%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                        $23,106,423.74
COLLECTIONS
SERIES 1995-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                       $7,546,363.40
SERIES 1995-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                $274,540,820.53
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         54.21%

INVESTOR FINANCE CHARGE COLLECTIONS                           $12,525,540.94
INVESTOR DEFAULT AMOUNT                                        $4,090,736.19
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $13,415,122.91
PRINCIPAL ALLOCATIONS PERCENTAGE                                       54.21%
AVAILABLE PRINCIPAL COLLECTIONS                              $148,823,215.85


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            87.00%

    Class A Floating Percentage of          $11,714,592.25
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $11,714,592.25

   Class A Monthly Interest                  $4,189,934.50
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,558,940.48
TOTAL CLASS A EXCESS SPREAD                                    $3,965,717.27

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             6.00%

CLASS B AVAILABLE FUNDS                                          $804,907.37

   Class B Monthly Interest                    $294,961.00
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $509,946.37

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $939,058.60
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $939,058.60

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,414,722.25

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $245,444.17
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $347,447.92
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $286,351.53
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,868,811.96

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $21,352,932.13
 FOR ALL ALLOCATION SERIES

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.80%                 1
Base Rate (Prior Month)                               7.92%                 1
Base Rate (Two Months Ago)                            7.92%                 1
THREE MONTH AVERAGE BASE RATE                                           7.88%

Series Adj Portfolio Yield (Curr Month)              11.24%                 1
Series Adj Portfolio Yield (Prior Month)             11.04%                 1
Series Adj Port Yield (Two Months Ago)               12.83%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          11.70%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           87.00%

   Class A Principal Collections           $129,476,197.79

CLASS B PRINCIPAL PERCENTAGE                                            6.00%

   Class B Principal Collections             $8,929,392.95

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $10,417,625.11

AVAILABLE PRINCIPAL COLLECTIONS            $148,823,215.85

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $148,823,215.85
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                               31-May-98
     Distribution Date                            17-Jun-98
------------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount     675,000,000.00     35,625,000.00
     Adjusted Invested /Transferor Amount    675,000,000.00     35,625,000.00
     Floating Allocation Percentage             90.0000000%        4.7500000%
     Principal Allocation Percentage            90.0000000%        4.7500000%
     Finance Charge Collections                8,454,740.13        446,222.40
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   100,455,670.70      5,301,827.06
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  2,761,246.93        145,732.48
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  614,650.15         32,439.87
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      675,000,000.00     35,625,000.00
     -------------------------------------------------------------------------
     Group II Information                   Series 1995-2        Series
     Invested Amount                         750,000,000.00              0.00
     Average Rate                                  5.96008%           0.0000%
     Investor Finance Charge Collections      10,077,100.32              0.00
     Investor Principal Collections          111,617,411.89              0.00
     Investor Default Amount Due               3,068,052.14              0.00
     Investor Monthly Interest Due             3,724,605.54              0.00
     Investor Monthly Fees Due                 1,250,000.00              0.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.95000%          6.10000%
     Investor Monthly Interest Due             3,346,875.00        181,093.75
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,346,875.00        181,093.75
     Investor  Default Amount Due              2,761,246.93        145,732.48
     Investor Monthly Fees Due                 1,125,000.00         59,375.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                     7,233,121.93        386,201.23

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                           9,074,732.07        478,662.27
     Monthly Interest Paid                     3,346,875.00        181,093.75
     Investor Default Amount Paid              2,761,246.93              0.00
     Excess Spread                             2,966,610.14        297,568.52
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        145,732.48
     Required Amount                                   0.00        145,732.48
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        145,732.48
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          675,000,000.00     35,625,000.00
     Interest Distribution                     3,346,875.00        181,093.75
     Principal Distribution                            0.00              0.00
     Total Distribution                        3,346,875.00        181,093.75
     Ending Certificate Balance              675,000,000.00     35,625,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    4.9583            5.0833
     Certificate
     -------------------------------------------------------------------------
     Interest Distribution Per 1,000                 4.9583            5.0833
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate


     Delinquencies                              1-30              31-60

     Number of Accounts                             296,094            58,142
     Balance of Accounts                        683,815,547       152,368,778

     31+Days Delinquency Rate                                         3.0227%

     Change in Account Owner Retained                                -0.2279%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.2279%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount      39,375,000.00    750,000,000.00
     Adjusted Invested /Transferor Amount     39,375,000.00    750,000,000.00
     Floating Allocation Percentage              5.2500000%       54.2080466%
     Principal Allocation Percentage             5.2500000%       54.2080466%
     Finance Charge Collections                  493,193.17      9,394,155.70
     Total Yield
     Trust Portfolio Yield
     Principal Collections                     5,859,914.12    111,617,411.89
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    161,072.74      3,068,052.14
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   35,854.59        682,944.62
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       39,375,000.00    750,000,000.00
     -------------------------------------------------------------------------
     Group II Information                      Series            Series
     Invested Amount                                   0.00              0.00
     Average Rate                                   0.0000%           0.0000%
     Investor Finance Charge Collections               0.00              0.00
     Investor Principal Collections                    0.00              0.00
     Investor Default Amount Due                       0.00              0.00
     Investor Monthly Interest Due                     0.00              0.00
     Investor Monthly Fees Due                         0.00              0.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.99274%
     Investor Monthly Interest Due               196,636.79      3,724,605.54
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 196,636.79      3,724,605.54
     Investor  Default Amount Due                161,072.74      3,068,052.14
     Investor Monthly Fees Due                    65,625.00      1,250,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                       423,334.53      8,042,657.68
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            10,077,100.32
     Interest/Principal/Spread                                       5,341.78
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.22%
     Base Rate                                                          7.96%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             529,047.77     10,082,442.10
     Monthly Interest Paid                             0.00      3,527,968.75
     Investor Default Amount Paid                      0.00      2,761,246.93
     Excess Spread                               529,047.77      3,793,226.42
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             145,732.48
     Required Amount                                               145,732.48

     -------------------------------------------------------------------------
     Monthly Interest Paid                       196,636.79        196,636.79
     Investor Default Paid                       161,072.74        306,805.21
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,250,000.00
     Excess Finance Charge Collections                           2,039,784.42
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           39,375,000.00    750,000,000.00
     Interest Distribution                       196,636.79      3,724,605.54
     Principal Distribution                            0.00              0.00
     Total Distribution                          196,636.79      3,724,605.54
     Ending Certificate Balance               39,375,000.00    750,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.9940
     Certificate
     -------------------------------------------------------------------------
     Interest Distribution Per 1,000                 4.9940
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate


     Delinquencies                              61-90            91-120

     Number of Accounts                              30,885            20,657
     Balance of Accounts                         94,773,305        69,514,378

     31+Days Delinquency Rate

     Change in Account Owner Retained              (443.29) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Prior Month Account Owner Retained Interest Factor
     Current Month Account Owner Retained Interest Factor

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      10.00%
     Initial Invested /Transferor Amount     633,558,433.58  1,383,558,433.58
     Adjusted Invested /Transferor Amount    633,558,433.58  1,383,558,433.58
     Floating Allocation Percentage             45.7919534%      100.0000000%
     Principal Allocation Percentage            45.7919534%      100.0000000%
     Finance Charge Collections                7,935,662.10     17,329,817.80
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    94,288,203.51    205,905,615.40
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  2,591,720.41      5,659,772.55
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  576,913.76      1,259,858.38
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      603,383,475.18  1,353,383,475.18
     -------------------------------------------------------------------------
     Group II Information                    Group Total
     Invested Amount                         750,000,000.00
     Average Rate                                  5.96008%
     Investor Finance Charge Collections      10,077,100.32
     Investor Principal Collections          111,617,411.89
     Investor Default Amount Due               3,068,052.14
     Investor Monthly Interest Due             3,724,605.54
     Investor Monthly Fees Due                 1,250,000.00
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              27,877           433,655
     Balance of Accounts                        101,551,873  1,102,023,880.16

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,835,584,335.81
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,835,584,335.81
     Series Allocation Percentage
     Initial Invested /Transferor Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              173,298,178.02
     Total Yield                                     15.03%
     Trust Portfolio Yield                           11.21%
     Principal Collections                 2,059,056,154.00
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.88%
     Defaults                                 56,597,725.51
     Monthly Default Rate                             4.91%
     Net Monthly Default Rate                         3.82%
     Recoveries                               12,598,583.77
     Adjustments                            (12,432,954.63)
     New Receivables                       1,801,471,340.85
     Ending Principal  Receivables        13,533,834,751.78
     Balance
     Minimum Series Required Balance         802,500,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,533,834,751.78
     -------------------------------------------------------

     Group:                                        Group II
     Series:                                  Series 1995-2
     Supplement Date:                             15-Nov-95


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/98 with respect to the performance of the Trust during the month of 05/01/98 to 05/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral Invested
     Amount                                                      $196,636.79
(2)  The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By __/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,835,584,335.81
Receivables:
Beginning of the Month Finance Charge Receivables:            $95,895,613.49
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,931,479,949.30


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,533,834,751.78
End of the Month Finance Charge                              $129,156,797.76
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,662,991,549.54


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $603,383,475.18


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $152,368,778.25
   61-90 Days Delinquent                                      $94,773,304.59
   91+ Days Delinquent                                       $171,066,250.36

   Total 31+ Days Delinquent                                 $418,208,333.20

Defaulted Accounts During the Month                           $56,597,725.51

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $675,000,000
Class B Initial Invested Amount                $35,625,000
Collateral Initial Invested Amount             $39,375,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                    $675,000,000.00
Class B Invested Amount                     $35,625,000.00
Collateral Invested Amount                  $39,375,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount           $675,000,000.00
Class B Adjusted Invested Amount            $35,625,000.00
Collateral Invested Amount                  $39,375,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,250,000.00


INVESTOR DEFAULT AMOUNT                                        $3,068,052.14


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.96008%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                  $10,077,100.32
GROUP II INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP II INVESTOR DEFAULT AMOUNT                               $3,068,052.14
GROUP II INVESTOR MONTHLY FEES                                 $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                             $3,724,605.54


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                    10.00%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                        $17,329,817.80
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                       $5,659,772.55
SERIES 1995-2 MONTHLY FEES                                     $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS                $205,905,615.40
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                      $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         54.21%

INVESTOR FINANCE CHARGE COLLECTIONS                            $9,394,155.70
INVESTOR DEFAULT AMOUNT                                        $3,068,052.14
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $10,077,100.32
PRINCIPAL ALLOCATIONS PERCENTAGE                                       54.21%
AVAILABLE PRINCIPAL COLLECTIONS                              $111,617,411.89


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            90.00%

    Class A Floating Percentage of           $9,074,732.07
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                  $9,074,732.07

   Class A Monthly Interest                  $3,346,875.00
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $2,761,246.93
TOTAL CLASS A EXCESS SPREAD                                    $2,966,610.14

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             4.75%

CLASS B AVAILABLE FUNDS                                          $478,662.27

   Class B Monthly Interest                    $181,093.75
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $297,568.52

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          5.25%

COLLATERAL AVAILABLE FUNDS                                       $529,047.77
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $529,047.77

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $3,793,226.42

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A Investor Chargeoffs                   $0.00

Excess Spread Applied to Class B Required Amount                 $145,732.48
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $196,636.79
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default                         $161,072.74
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,039,784.42

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $21,352,932.13
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.96%                 1
Base Rate (Prior Month)                               7.97%                 1
Base Rate (Two Months Ago)                            7.97%                 1
THREE MONTH AVERAGE BASE RATE                                           7.97%

Series Adj Portfolio Yield (Curr Month)              11.22%                 1
Series Adj Portfolio Yield (Prior Month)             11.09%                 1
Series Adj Port Yield (Two Months Ago)               12.87%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          11.73%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           90.00%

   Class A Principal Collections           $100,455,670.70

CLASS B PRINCIPAL PERCENTAGE                                            4.75%

   Class B Principal Collections             $5,301,827.06

COLLATERAL PRINCIPAL PERCENTAGE                                         5.25%
   Collateral Principal Collections          $5,859,914.12

AVAILABLE PRINCIPAL COLLECTIONS            $111,617,411.89

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $111,617,411.89
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By __/s/ Dori Broglino
          Name:   Dori Broglino
           Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                               31-May-98
     Distribution Date                            17-Jun-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount     652,500,000.00     45,000,000.00
     Adjusted Invested /Transferor Amount    652,500,000.00     45,000,000.00
     Floating Allocation Percentage             87.0000000%        6.0000000%
     Principal Allocation Percentage            87.0000000%        6.0000000%
     Finance Charge Collections                8,172,915.46        563,649.34
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    97,107,148.34      6,697,044.71
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  2,669,205.36        184,083.13
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  594,161.82         40,976.68
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      652,500,000.00     45,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      13,436,133.76     10,077,100.32
     Investor Principal Collections          148,823,215.85    111,617,411.89
     Investor Default Amount Due               4,090,736.19      3,068,052.14
     Investor Monthly Interest Due             4,832,343.42      3,682,749.44
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.87750%          5.98750%
     Investor Monthly Interest Due             3,195,890.63        224,531.25
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,195,890.63        224,531.25
     Investor  Default Amount Due              2,669,205.36        184,083.13
     Investor Monthly Fees Due                 1,087,500.00         75,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                     6,952,595.99        483,614.38
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate

     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                           8,811,373.42        607,190.04
     Monthly Interest Paid                     3,195,890.63        224,531.25
     Investor Default Amount Paid              2,669,205.36              0.00
     Excess Spread                             2,946,277.44        382,658.79
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        184,083.13
     Required Amount                                   0.00        184,083.13
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        184,083.13
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          652,500,000.00     45,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              652,500,000.00     45,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Accounts Deposit         3,302,420.31        232,015.63
     2nd Collection Accounts Deposit           3,195,890.63        224,531.25
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           6,498,310.94        456,546.88


     Delinquencies                              1-30              31-60

     Number of Accounts                             296,094            58,142
     Balance of Accounts                        683,815,547       152,368,778

     31+Days Delinquency Rate                                         3.0227%

     Change in Account Owner Retained                                -0.2279%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.2279%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount      52,500,000.00    750,000,000.00
     Adjusted Invested /Transferor Amount     52,500,000.00    750,000,000.00
     Floating Allocation Percentage              7.0000000%       54.2080466%
     Principal Allocation Percentage             7.0000000%       54.2080466%
     Finance Charge Collections                  657,590.90      9,394,155.70
     Total Yield
     Trust Portfolio Yield
     Principal Collections                     7,813,218.83    111,617,411.89
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    214,763.65      3,068,052.14
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   47,806.12        682,944.62
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       52,500,000.00    750,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,863,457.66      4,824,082.71
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.99606%
     Investor Monthly Interest Due               262,327.57      3,682,749.44
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 262,327.57      3,682,749.44
     Investor  Default Amount Due                214,763.65      3,068,052.14
     Investor Monthly Fees Due                    87,500.00      1,250,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                       564,591.22      8,000,801.58
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            10,119,834.06
     Interest/Principal/Spread                                       7,117.79
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.29%
     Base Rate                                                          7.89%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             708,388.38     10,126,951.85
     Monthly Interest Paid                             0.00      3,420,421.88
     Investor Default Amount Paid                      0.00      2,669,205.36
     Excess Spread                               708,388.38      4,037,324.62
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             184,083.13
     Required Amount                                               184,083.13

     -------------------------------------------------------------------------
     Monthly Interest Paid                       262,327.57        262,327.57
     Investor Default Paid                       214,763.65        398,846.78
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,250,000.00
     Excess Finance Charge Collections                           2,126,150.27
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           52,500,000.00    750,000,000.00
     Interest Distribution                       262,327.57        262,327.57
     Principal Distribution                            0.00              0.00
     Total Distribution                          262,327.57        262,327.57
     Ending Certificate Balance               52,500,000.00    750,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.9967
     Certificate
     Interest Distribution Per 1,000                 4.9967
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Accounts Deposit                           3,534,435.94
     2nd Collection Accounts Deposit                             3,420,421.88
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             6,954,857.82


     Delinquencies                              61-90            91-120

     Number of Accounts                              30,885            20,657
     Balance of Accounts                         94,773,305        69,514,378

     31+Days Delinquency Rate

     Change in Account Owner Retained              (445.87) CIA Investor
     Interest                                               Interest Reduced

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      10.00%
     Initial Invested /Transferor Amount     633,558,433.58  1,383,558,433.58
     Adjusted Invested /Transferor Amount    633,558,433.58  1,383,558,433.58
     Floating Allocation Percentage             45.7919534%      100.0000000%
     Principal Allocation Percentage            45.7919534%      100.0000000%
     Finance Charge Collections                7,935,662.10     17,329,817.80
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    94,288,203.51    205,905,615.40
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  2,591,720.41      5,659,772.55
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  576,913.76      1,259,858.38
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      603,383,475.18  1,353,383,475.18
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,851,192.18      4,852,961.62
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              27,877           433,655
     Balance of Accounts                        101,551,873  1,102,023,880.16

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,835,584,335.81
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,835,584,335.81
     Series Allocation Percentage
     Initial Invested /Transferor Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              173,298,178.02
     Total Yield                                     15.03%
     Trust Portfolio Yield                           11.21%
     Principal Collections                 2,059,056,154.00
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.88%
     Defaults                                 56,597,725.51
     Monthly Default Rate                             4.91%
     Net Monthly Default Rate                         3.82%
     Recoveries                               12,598,583.77
     Adjustments                            (12,432,954.63)
     New Receivables                       1,801,471,340.85
     Ending Principal  Receivables        13,533,834,751.78
     Balance
     Minimum Series Required Balance         802,500,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,533,834,751.78
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      77,257,769.12
     Investor Principal Collections          855,733,491.13
     Investor Default Amount Due              23,521,733.07
     Investor Monthly Interest Due            27,906,787.03
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                                         Group 1
     Series:                                  Series 1995-3
     Supplement Date:                             15-Nov-95

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/98 with respect to the performance of the Trust during the month of 05/01/98 to 05/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral
     Invested Amount                                             $262,327.57
(2)  The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,835,584,335.81
Receivables:
Beginning of the Month Finance Charge Receivables:            $95,895,613.49
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,931,479,949.30


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,533,834,751.78
End of the Month Finance Charge                              $129,156,797.76
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,662,991,549.54


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $603,383,475.18


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $152,368,778.25
   61-90 Days Delinquent                                      $94,773,304.59
   91+ Days Delinquent                                       $171,066,250.36

   Total 31+ Days Delinquent                                 $418,208,333.20

Defaulted Accounts During the Month                           $56,597,725.51

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $652,500,000
Class B Initial Invested Amount                $45,000,000
Collateral Initial Invested Amount             $52,500,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                    $652,500,000.00
Class B Invested Amount                     $45,000,000.00
Collateral Invested Amount                  $52,500,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount           $652,500,000.00
Class B Adjusted Invested Amount            $45,000,000.00
Collateral Invested Amount                  $52,500,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,250,000.00


INVESTOR DEFAULT AMOUNT                                        $3,068,052.14


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.82505%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $77,257,769.12
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $23,521,733.07
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,906,787.03


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                   10.00%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                       $17,329,817.80
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                      $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                      $5,659,772.55
SERIES 1995-3  MONTHLY FEES                                    $1,250,000.00
SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS               $205,905,615.40
SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                     $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         54.21%

INVESTOR FINANCE CHARGE COLLECTIONS                            $9,394,155.70
INVESTOR DEFAULT AMOUNT                                        $3,068,052.14
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $10,119,834.06
PRINCIPAL ALLOCATIONS PERCENTAGE                                       54.21%
AVAILABLE PRINCIPAL COLLECTIONS                              $111,617,411.89


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            87.00%

    Class A Floating Percentage of           $8,811,373.42
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                  $8,811,373.42

   Class A Monthly Interest                  $3,195,890.63
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $2,669,205.36
TOTAL CLASS A EXCESS SPREAD                                    $2,946,277.44

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             6.00%

CLASS B AVAILABLE FUNDS                                          $607,190.04

   Class B Monthly Interest                    $224,531.25
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $382,658.79

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $708,388.38
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $708,388.38

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $4,037,324.62

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $184,083.13
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $262,327.57
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default                         $214,763.65
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,126,150.27

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $21,352,932.13
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.89%                 1
Base Rate (Prior Month)                               8.09%                 1
Base Rate (Two Months Ago)                            8.03%                 1
THREE MONTH AVERAGE BASE RATE                                           8.00%

Series Adj Portfolio Yield (Curr Month)              11.29%                 1
Series Adj Portfolio Yield (Prior Month)             11.24%                 1
Series Adj Port Yield (Two Months Ago)               12.96%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          11.83%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           87.00%

   Class A Principal Collections            $97,107,148.34

CLASS B PRINCIPAL PERCENTAGE                                            6.00%

   Class B Principal Collections             $6,697,044.71

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections          $7,813,218.83

AVAILABLE PRINCIPAL COLLECTIONS            $111,617,411.89

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $111,617,411.89
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer

     By ____/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                               31-May-98
     Distribution Date                            17-Jun-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount     850,000,000.00     80,000,000.00
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               10,646,709.80      1,002,043.28
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   126,499,733.47     11,905,857.27
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,477,125.76        327,258.89
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  774,003.90         72,847.43
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      13,436,133.76     10,077,100.32
     Investor Principal Collections          148,823,215.85    111,617,411.89
     Investor Default Amount Due               4,090,736.19      3,068,052.14
     Investor Monthly Interest Due             4,832,343.42      3,682,749.44
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.81250%          5.94750%
     Investor Monthly Interest Due             4,117,187.50        396,500.00
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,117,187.50        396,500.00
     Investor  Default Amount Due              3,477,125.76        327,258.89
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,010,979.93        857,092.23
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate

     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          11,438,769.12      1,075,698.97
     Monthly Interest Paid                     4,117,187.50        396,500.00
     Investor Default Amount Paid              3,477,125.76              0.00
     Excess Spread                             3,844,455.86        679,198.97
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        327,258.89
     Required Amount                                   0.00        327,258.89
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        327,258.89
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,254,427.08        409,716.67
     2nd Collection Accounts Deposit           4,117,187.50        396,500.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           8,371,614.58        806,216.67


     Delinquencies                              1-30              31-60

     Number of Accounts                             296,094            58,142
     Balance of Accounts                        683,815,547       152,368,778

     31+Days Delinquency Rate                                         3.0227%

     Change in Account Owner Retained                                -0.2279%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.2279%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount      70,000,000.00  1,000,000,000.00
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       54.2080466%
     Principal Allocation Percentage             7.0000000%       54.2080466%
     Finance Charge Collections                  876,787.87     12,525,540.94
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    10,417,625.11    148,823,215.85
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    286,351.53      4,090,736.19
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   63,741.50        910,592.82
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,863,457.66      4,824,082.71
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.99606%
     Investor Monthly Interest Due               349,770.16      4,863,457.66
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 349,770.16      4,863,457.66
     Investor  Default Amount Due                286,351.53      4,090,736.19
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       752,788.36     10,620,860.51
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            13,446,237.15
     Interest/Principal/Spread                                       9,467.54
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.24%
     Base Rate                                                          7.84%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             941,236.60     13,455,704.69
     Monthly Interest Paid                             0.00      4,513,687.50
     Investor Default Amount Paid                      0.00      3,477,125.76
     Excess Spread                               941,236.60      5,464,891.43
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             327,258.89
     Required Amount                                               327,258.89

     -------------------------------------------------------------------------
     Monthly Interest Paid                       349,770.16        349,770.16
     Investor Default Paid                       286,351.53        613,610.43
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           2,834,844.18
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       349,770.16        349,770.16
     Principal Distribution                            0.00              0.00
     Total Distribution                          349,770.16        349,770.16
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.9967
     Certificate
     Interest Distribution Per 1,000                 4.9967
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,664,143.75
     2nd Collection Accounts Deposit                             4,513,687.50
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             9,177,831.25


     Delinquencies                              61-90            91-120

     Number of Accounts                              30,885            20,657
     Balance of Accounts                         94,773,305        69,514,378

     31+Days Delinquency Rate

     Change in Account Owner Retained              (594.43) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      13.33%
     Initial Invested /Transferor Amount     844,744,578.11  1,844,744,578.11
     Adjusted Invested /Transferor Amount    844,744,578.11  1,844,744,578.11
     Floating Allocation Percentage             45.7919534%      100.0000000%
     Principal Allocation Percentage            45.7919534%      100.0000000%
     Finance Charge Collections               10,580,882.80     23,106,423.74
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   125,717,604.68    274,540,820.53
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,455,627.21      7,546,363.40
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  769,218.35      1,679,811.17
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      804,511,300.24  1,804,511,300.24
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,851,192.18      4,852,961.62
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              27,877           433,655
     Balance of Accounts                        101,551,873  1,102,023,880.16

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,835,584,335.81
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,835,584,335.81
     Series Allocation Percentage
     Initial Invested /Transferor Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              173,298,178.02
     Total Yield                                     15.03%
     Trust Portfolio Yield                           11.21%
     Principal Collections                 2,059,056,154.00
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.88%
     Defaults                                 56,597,725.51
     Monthly Default Rate                             4.91%
     Net Monthly Default Rate                         3.82%
     Recoveries                               12,598,583.77
     Adjustments                            (12,432,954.63)
     New Receivables                       1,801,471,340.85
     Ending Principal  Receivables        13,533,834,751.78
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,533,834,751.78
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      77,257,769.12
     Investor Principal Collections          855,733,491.13
     Investor Default Amount Due              23,521,733.07
     Investor Monthly Interest Due            27,906,787.03
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                                         Group 1
     Series:                                  Series 1996-1
     Supplement Date:                             30-Apr-96


MONTHLY
STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/98 with respect to the performance of the Trust during the month of 05/01/98 to 05/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class A
     Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral Invested
     Amount                                                      $349,770.16
(2)  The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ____/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,835,584,335.81
Receivables:
Beginning of the Month Finance Charge Receivables:            $95,895,613.49
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,931,479,949.30


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,533,834,751.78
End of the Month Finance Charge                              $129,156,797.76
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,662,991,549.54


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $804,511,300.24


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $152,368,778.25
   61-90 Days Delinquent                                      $94,773,304.59
   91+ Days Delinquent                                       $171,066,250.36

   Total 31+ Days Delinquent                                 $418,208,333.20

Defaulted Accounts During the Month                           $56,597,725.51

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,090,736.19


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.82505%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $77,257,769.12
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $23,521,733.07
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,906,787.03


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                    13.33%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                        $23,106,423.74
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                       $7,546,363.40
SERIES 1996-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                $274,540,820.53
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         54.21%

INVESTOR FINANCE CHARGE COLLECTIONS                           $12,525,540.94
INVESTOR DEFAULT AMOUNT                                        $4,090,736.19
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $13,446,237.15
PRINCIPAL ALLOCATIONS PERCENTAGE                                       54.21%
AVAILABLE PRINCIPAL COLLECTIONS                              $148,823,215.85


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $11,438,769.12
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $11,438,769.12

   Class A Monthly Interest                  $4,117,187.50
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,477,125.76
TOTAL CLASS A EXCESS SPREAD                                    $3,844,455.86

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,075,698.97

   Class B Monthly Interest                    $396,500.00
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $679,198.97

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $941,236.60
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $941,236.60

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,464,891.43

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $327,258.89
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $349,770.16
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $286,351.53
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,834,844.18

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $21,352,932.13
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.84%                 1
Base Rate (Prior Month)                               8.03%                 1
Base Rate (Two Months Ago)                            7.97%                 1
THREE MONTH AVERAGE BASE RATE                                           7.95%

Series Adj Portfolio Yield (Curr Month)              11.24%                 1
Series Adj Portfolio Yield (Prior Month)             11.18%                 1
Series Adj Port Yield (Two Months Ago)               12.90%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          11.77%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $126,499,733.47

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $11,905,857.27

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $10,417,625.11

AVAILABLE PRINCIPAL COLLECTIONS            $148,823,215.85

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $148,823,215.85
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ____/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-2

     Monthly Report                               31-May-98
     Distribution Date                            17-Jun-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               10,646,709.80      1,002,043.28
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   126,499,733.47     11,905,857.27
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,477,125.76        327,258.89
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  774,003.90         72,847.43
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      13,436,133.76     10,077,100.32
     Investor Principal Collections          148,823,215.85    111,617,411.89
     Investor Default Amount Due               4,090,736.19      3,068,052.14
     Investor Monthly Interest Due             4,832,343.42      3,682,749.44
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.75750%          5.89750%
     Investor Monthly Interest Due             4,078,229.17        393,166.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,078,229.17        393,166.67
     Investor  Default Amount Due              3,477,125.76        327,258.89
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     8,972,021.59        853,758.89
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate

     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          11,405,281.15      1,072,548.98
     Monthly Interest Paid                     4,078,229.17        393,166.67
     Investor Default Amount Paid              3,477,125.76              0.00
     Excess Spread                             3,849,926.23        679,382.31
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        327,258.89
     Required Amount                                   0.00        327,258.89
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        327,258.89
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,214,170.14        406,272.22
     2nd Collection Accounts Deposit           4,078,229.17        393,166.67
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           8,292,399.31        799,438.89


     Delinquencies                              1-30              31-60

     Number of Accounts                             296,094            58,142
     Balance of Accounts                        683,815,547       152,368,778

     31+Days Delinquency Rate                                         3.0227%

     Change in Account Owner Retained                                -0.2279%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.2279%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       54.2080466%
     Principal Allocation Percentage             7.0000000%       54.2080466%
     Finance Charge Collections                  876,787.87     12,525,540.94
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    10,417,625.11    148,823,215.85
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    286,351.53      4,090,736.19
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   63,741.50        910,592.82
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,863,457.66      4,824,082.71
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00

     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.04606%
     Investor Monthly Interest Due               352,686.88      4,824,082.71
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 352,686.88      4,824,082.71
     Investor  Default Amount Due                286,351.53      4,090,736.19
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       755,705.08     10,581,485.56
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            13,406,862.21
     Interest/Principal/Spread                                       9,448.28
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.19%
     Base Rate                                                          7.79%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             938,480.35     13,416,310.49
     Monthly Interest Paid                             0.00      4,471,395.83
     Investor Default Amount Paid                      0.00      3,477,125.76
     Excess Spread                               938,480.35      5,467,788.89
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             327,258.89
     Required Amount                                               327,258.89
     -------------------------------------------------------------------------
     Monthly Interest Paid                       352,686.88        352,686.88
     Investor Default Paid                       286,351.53        613,610.43
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           2,834,824.92
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       352,686.88        352,686.88
     Principal Distribution                            0.00              0.00
     Total Distribution                          352,686.88        352,686.88
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.0384
     Certificate
     Interest Distribution Per 1,000                 5.0384
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,620,442.36
     2nd Collection Accounts Deposit                             4,471,395.83
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             9,091,838.19


     Delinquencies                              61-90            91-120

     Number of Accounts                              30,885            20,657
     Balance of Accounts                         94,773,305        69,514,378

     31+Days Delinquency Rate

     Change in Account Owner Retained              (594.37) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      13.33%
     Beginning Invested /Transferor          844,744,578.11  1,844,744,578.11
     Amount
     Adjusted Invested /Transferor Amount    844,744,578.11  1,844,744,578.11
     Floating Allocation Percentage             45.7919534%      100.0000000%
     Principal Allocation Percentage            45.7919534%      100.0000000%
     Finance Charge Collections               10,580,882.80     23,106,423.74
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   125,717,604.68    274,540,820.53
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,455,627.21      7,546,363.40
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  769,218.35      1,679,811.17
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      804,511,300.24  1,804,511,300.24
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,851,192.18      4,852,961.62
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              27,877           433,655
     Balance of Accounts                        101,551,873  1,102,023,880.16

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,835,584,335.81
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,835,584,335.81
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              173,298,178.02
     Total Yield                                     15.03%
     Trust Portfolio Yield                           11.21%
     Principal Collections                 2,059,056,154.00
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.88%
     Defaults                                 56,597,725.51
     Monthly Default Rate                             4.91%
     Net Monthly Default Rate                         3.82%
     Recoveries                               12,598,583.77
     Adjustments                            (12,432,954.63)
     New Receivables                       1,801,471,340.85
     Ending Principal  Receivables        13,533,834,751.78
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,533,834,751.78
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      77,257,769.12
     Investor Principal Collections          855,733,491.13
     Investor Default Amount Due              23,521,733.07
     Investor Monthly Interest Due            27,906,787.03
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                                         Group 1
     Series:                                  Series 1996-2
     Supplement Date:                             17-Sep-96


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-2 Supplement dated as of 6/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/98 with respect to the performance of the Trust during the month of 05/01/98 to 05/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                           $0.00
                                                      C-2

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral Invested
     Amount                                                      $352,686.88
(2)  The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,835,584,335.81
Receivables:
Beginning of the Month Finance Charge Receivables:            $95,895,613.49
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,931,479,949.30


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,533,834,751.78
End of the Month Finance Charge                              $129,156,797.76
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,662,991,549.54


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $804,511,300.24


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $152,368,778.25
   61-90 Days Delinquent                                      $94,773,304.59
   91+ Days Delinquent                                       $171,066,250.36

   Total 31+ Days Delinquent                                 $418,208,333.20

Defaulted Accounts During the Month                           $56,597,725.51

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,090,736.19


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.82505%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $77,257,769.12
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $23,521,733.07
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,906,787.03


SERIES 1996-2 INFORMATION
SERIES 1996-2 ALLOCATION PERCENTAGE                          184474457810.80%
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                        $23,106,423.74
COLLECTIONS
SERIES 1996-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                       $7,546,363.40
SERIES 1996-2 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-2 ALLOCABLE PRINCIPAL COLLECTIONS                $274,540,820.53
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         54.21%

INVESTOR FINANCE CHARGE COLLECTIONS                           $12,525,540.94
INVESTOR DEFAULT AMOUNT                                        $4,090,736.19
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $13,406,862.21
PRINCIPAL ALLOCATIONS PERCENTAGE                                       54.21%
AVAILABLE PRINCIPAL COLLECTIONS                              $148,823,215.85


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $11,405,281.15
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $11,405,281.15

   Class A Monthly Interest                  $4,078,229.17
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,477,125.76
TOTAL CLASS A EXCESS SPREAD                                    $3,849,926.23

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,072,548.98

   Class B Monthly Interest                    $393,166.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $679,382.31

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $938,480.35
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $938,480.35

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,467,788.89

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $327,258.89
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $352,686.88
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $286,351.53
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,834,824.92

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $21,352,932.13
 FOR ALL ALLOCATION SERIES

SERIES 1996-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.79%                 1
Base Rate (Prior Month)                               7.98%                 1
Base Rate (Two Months Ago)                            7.92%                 1
THREE MONTH AVERAGE BASE RATE                                           7.90%

Series Adj Portfolio Yield (Curr Month)              11.19%                 1
Series Adj Portfolio Yield (Prior Month)             11.13%                 1
Series Adj Port Yield (Two Months Ago)               12.88%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          11.73%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $126,499,733.47

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $11,905,857.27

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $10,417,625.11

AVAILABLE PRINCIPAL COLLECTIONS            $148,823,215.85

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $148,823,215.85
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                               31-May-98
     Distribution Date                            17-Jun-98

     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount     850,000,000.00     80,000,000.00
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               10,646,709.80      1,002,043.28
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   126,499,733.47     11,905,857.27
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,477,125.76        327,258.89
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  774,003.90         72,847.43
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      13,436,133.76     10,077,100.32
     Investor Principal Collections          148,823,215.85    111,617,411.89
     Investor Default Amount Due               4,090,736.19      3,068,052.14
     Investor Monthly Interest Due             4,832,343.42      3,682,749.44
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.78750%          5.98750%
     Investor Monthly Interest Due             4,099,479.17        399,166.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,099,479.17        399,166.67
     Investor  Default Amount Due              3,477,125.76        327,258.89
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     8,993,271.59        859,758.89
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate

     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          11,450,191.39      1,074,717.73
     Monthly Interest Paid                     4,099,479.17        399,166.67
     Investor Default Amount Paid              3,477,125.76              0.00
     Excess Spread                             3,873,586.47        675,551.07
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        327,258.89
     Required Amount                                   0.00        327,258.89
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        327,258.89
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                    12,571,736.11      1,224,111.11
     Principal Distribution                            0.00              0.00
     Total Distribution                       12,571,736.11      1,224,111.11
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                   14.7903           15.3014
     Certificate
     Interest Distribution Per 1,000                14.7903           15.3014
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,236,128.47        412,472.22
     2nd Collection Accounts Deposit           4,236,128.47        412,472.22
     3rd Collection Accounts Deposit           4,099,479.17        399,166.67
     Quarterly Interest Distribution          12,571,736.11      1,224,111.11


     Delinquencies                              1-30              31-60

     Number of Accounts                             296,094            58,142
     Balance of Accounts                        683,815,547       152,368,778

     31+Days Delinquency Rate                                         3.0227%

     Change in Account Owner Retained                                -0.2279%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.2279%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount      70,000,000.00  1,000,000,000.00
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       54.2080466%
     Principal Allocation Percentage             7.0000000%       54.2080466%
     Finance Charge Collections                  876,787.87     12,525,540.94
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    10,417,625.11    148,823,215.85
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    286,351.53      4,090,736.19
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   63,741.50        910,592.82
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,863,457.66      4,824,082.71
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00

     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.04365%
     Investor Monthly Interest Due               352,546.35      4,851,192.18
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 352,546.35      4,851,192.18
     Investor  Default Amount Due                286,351.53      4,090,736.19
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       755,564.55     10,608,595.03
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            13,433,971.67
     Interest/Principal/Spread                                      31,315.47
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.25%
     Base Rate                                                          7.82%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             940,378.02     13,465,287.14
     Monthly Interest Paid                             0.00      4,498,645.83
     Investor Default Amount Paid                      0.00      3,477,125.76
     Excess Spread                               940,378.02      5,489,515.55
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             327,258.89
     Required Amount                                               327,258.89
     -------------------------------------------------------------------------
     Monthly Interest Paid                       352,546.35        352,546.35
     Investor Default Paid                       286,351.53        613,610.43
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           2,856,692.11
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       352,546.35     14,148,393.56
     Principal Distribution                            0.00              0.00
     Total Distribution                          352,546.35     14,148,393.56
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.0364
     Certificate
     Interest Distribution Per 1,000                 5.0364
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,648,600.69
     2nd Collection Accounts Deposit                             4,648,600.69
     3rd Collection Accounts Deposit                             4,498,645.83
     Quarterly Interest Distribution                            13,795,847.21


     Delinquencies                              61-90            91-120

     Number of Accounts                              30,885            20,657
     Balance of Accounts                         94,773,305        69,514,378

     31+Days Delinquency Rate

     Change in Account Owner Retained              (734.90) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      13.33%
     Initial Invested /Transferor Amount     844,744,578.11  1,844,744,578.11
     Adjusted Invested /Transferor Amount    844,744,578.11  1,844,744,578.11
     Floating Allocation Percentage             45.7919534%      100.0000000%
     Principal Allocation Percentage            45.7919534%      100.0000000%
     Finance Charge Collections               10,580,882.80     23,106,423.74
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   125,717,604.68    274,540,820.53
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,455,627.21      7,546,363.40
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  769,218.35      1,679,811.17
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      804,511,300.24  1,804,511,300.24
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,851,192.18      4,852,961.62
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              27,877           433,655
     Balance of Accounts                        101,551,873  1,102,023,880.16

     31+Days Delinquency Rate

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,835,584,335.81
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,835,584,335.81
     Series Allocation Percentage
     Initial Invested /Transferor Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              173,298,178.02
     Total Yield                                     15.03%
     Trust Portfolio Yield                           11.21%
     Principal Collections                 2,059,056,154.00
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.88%
     Defaults                                 56,597,725.51
     Monthly Default Rate                             4.91%
     Net Monthly Default Rate                         3.82%
     Recoveries                               12,598,583.77
     Adjustments                            (12,432,954.63)
     New Receivables                       1,801,471,340.85
     Ending Principal  Receivables        13,533,834,751.78
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,533,834,751.78
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      77,257,769.12
     Investor Principal Collections          855,733,491.13
     Investor Default Amount Due              23,521,733.07
     Investor Monthly Interest Due            27,906,787.03
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                                         Group 1
     Series:                                  Series 1996-3
     Supplement Date:                             17-Sep-96


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/98 with respect to the performance of the Trust during the month of 05/01/98 to 05/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.79027777

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.79027777

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $15.30138883
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $15.30138883
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral Invested
     Amount                                                      $352,546.35
(2)  The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,835,584,335.81
Receivables:
Beginning of the Month Finance Charge Receivables:            $95,895,613.49
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,931,479,949.30


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,533,834,751.78
End of the Month Finance Charge                              $129,156,797.76
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,662,991,549.54


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $804,511,300.24


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $152,368,778.25
   61-90 Days Delinquent                                      $94,773,304.59
   91+ Days Delinquent                                       $171,066,250.36

   Total 31+ Days Delinquent                                 $418,208,333.20

Defaulted Accounts During the Month                           $56,597,725.51

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,090,736.19


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.82505%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $77,257,769.12
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $23,521,733.07
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,906,787.03


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                          184474457810.80%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                        $23,106,423.74
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                       $7,546,363.40
SERIES 1996-3 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS                $274,540,820.53
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         54.21%

INVESTOR FINANCE CHARGE COLLECTIONS                           $12,525,540.94
INVESTOR DEFAULT AMOUNT                                        $4,090,736.19
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $13,433,971.67
PRINCIPAL ALLOCATIONS PERCENTAGE                                       54.21%
AVAILABLE PRINCIPAL COLLECTIONS                              $148,823,215.85


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $11,450,191.39
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $11,450,191.39

   Class A Monthly Interest                  $4,099,479.17
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,477,125.76
TOTAL CLASS A EXCESS SPREAD                                    $3,873,586.47

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,074,717.73

   Class B Monthly Interest                    $399,166.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $675,551.07

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $940,378.02
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $940,378.02

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,489,515.55

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $327,258.89
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $352,546.35
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $286,351.53
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,856,692.11

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $21,352,932.13
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.82%                 1
Base Rate (Prior Month)                               8.02%                 1
Base Rate (Two Months Ago)                            8.02%                 1
THREE MONTH AVERAGE BASE RATE                                           7.95%

Series Adj Portfolio Yield (Curr Month)              11.25%                 1
Series Adj Portfolio Yield (Prior Month)             11.12%                 1
Series Adj Port Yield (Two Months Ago)               12.97%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          11.78%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $126,499,733.47

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $11,905,857.27

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $10,417,625.11

AVAILABLE PRINCIPAL COLLECTIONS            $148,823,215.85

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $148,823,215.85
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1997-1

     Monthly Report                               31-May-98
     Distribution Date                            17-Jun-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount     850,000,000.00     80,000,000.00
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               10,646,709.80      1,002,043.28
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   126,499,733.47     11,905,857.27
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,477,125.76        327,258.89
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  774,003.90         72,847.43
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      13,436,133.76     10,077,100.32
     Investor Principal Collections          148,823,215.85    111,617,411.89
     Investor Default Amount Due               4,090,736.19      3,068,052.14
     Investor Monthly Interest Due             4,832,343.42      3,682,749.44
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.78922%          5.97922%
     Investor Monthly Interest Due             4,100,697.50        398,614.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,100,697.50        398,614.67
     Investor  Default Amount Due              3,477,125.76        327,258.89
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     8,994,489.93        859,206.89

     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate
     Application of Collections                Class A           Class B
     Available Funds                          11,519,187.89      1,074,859.29
     Monthly Interest Paid                     4,100,697.50        398,614.67
     Investor Default Amount Paid              3,477,125.76              0.00
     Excess Spread                             3,941,364.63        676,244.62
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        327,258.89
     Required Amount                                   0.00        327,258.89
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        327,258.89
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,100,697.50        398,614.67
     2nd Collection Accounts Deposit                   0.00              0.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           4,100,697.50        398,614.67


     Delinquencies                              1-30              31-60

     Number of Accounts                             296,094            58,142
     Balance of Accounts                        683,815,547       152,368,778

     31+Days Delinquency Rate                                         3.0227%

     Change in Account Owner Retained                                -0.2279%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.2279%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Initial Invested /Transferor Amount      70,000,000.00  1,000,000,000.00
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       54.2080466%
     Principal Allocation Percentage             7.0000000%       54.2080466%
     Finance Charge Collections                  876,787.87     12,525,540.94
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    10,417,625.11    148,823,215.85
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    286,351.53      4,090,736.19
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   63,741.50        910,592.82
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,863,457.66      4,824,082.71
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.06256%
     Investor Monthly Interest Due               353,649.46      4,852,961.62
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 353,649.46      4,852,961.62
     Investor  Default Amount Due                286,351.53      4,090,736.19
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       756,667.66     10,610,364.48
     Reallocated Investor Finance Charge Collections            13,435,741.12
     Interest/Principal/Spread                                      98,807.94
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.33%
     Base Rate                                                          7.82%

     Application of Collections             CIA Investor          Total
     Available Funds                             940,501.88     13,534,549.06
     Monthly Interest Paid                             0.00      4,499,312.17
     Investor Default Amount Paid                      0.00      3,477,125.76
     Excess Spread                               940,501.88      5,558,111.13
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             327,258.89
     Required Amount                                               327,258.89
     Monthly Interest Paid                       353,649.46        353,649.46
     Investor Default Paid                       286,351.53        613,610.43
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           2,924,184.58
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       353,649.46        353,649.46
     Principal Distribution                            0.00              0.00
     Total Distribution                          353,649.46        353,649.46
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.0521
     Certificate
     Interest Distribution Per 1,000                 5.0521
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,499,312.17
     2nd Collection Accounts Deposit                                     0.00
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             4,499,312.17


     Delinquencies                              61-90            91-120

     Number of Accounts                              30,885            20,657
     Balance of Accounts                         94,773,305        69,514,378

     31+Days Delinquency Rate

     Change in Account Owner Retained            (2,548.46) CIA Investor
     Interest                                               Interest Reduced

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      13.33%
     Initial Invested /Transferor Amount     844,744,578.11  1,844,744,578.11
     Adjusted Invested /Transferor Amount    844,744,578.11  1,844,744,578.11
     Floating Allocation Percentage             45.7919534%      100.0000000%
     Principal Allocation Percentage            45.7919534%      100.0000000%
     Finance Charge Collections               10,580,882.80     23,106,423.74
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   125,717,604.68    274,540,820.53
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,455,627.21      7,546,363.40
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  769,218.35      1,679,811.17
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      804,511,300.24  1,804,511,300.24
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      13,436,133.76     13,436,133.76
     Investor Principal Collections          148,823,215.85    148,823,215.85
     Investor Default Amount Due               4,090,736.19      4,090,736.19
     Investor Monthly Interest Due             4,851,192.18      4,852,961.62
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00


     Delinquencies                              121+              Total

     Number of Accounts                              27,877           433,655
     Balance of Accounts                        101,551,873  1,102,023,880.16

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,835,584,335.81
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,835,584,335.81
     Series Allocation Percentage
     Initial Invested /Transferor Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              173,298,178.02
     Total Yield                                     15.03%
     Trust Portfolio Yield                           11.21%
     Principal Collections                 2,059,056,154.00
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.88%
     Defaults                                 56,597,725.51
     Monthly Default Rate                             4.91%
     Net Monthly Default Rate                         3.82%
     Recoveries                               12,598,583.77
     Adjustments                            (12,432,954.63)
     New Receivables                       1,801,471,340.85
     Ending Principal  Receivables        13,533,834,751.78
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,533,834,751.78
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      77,257,769.12
     Investor Principal Collections          855,733,491.13
     Investor Default Amount Due              23,521,733.07
     Investor Monthly Interest Due            27,906,787.03
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00

     Group:                                         Group 1
     Series:                                  Series 1997-1
     Supplement Date:                             14-May-97

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1997-1


     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/98 with respect to the performance of the Trust during the month of 05/01/98 to 05/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class A
      Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral Invested
     Amount                                                      $353,649.46
(2)  The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ____/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,835,584,335.81
Receivables:
Beginning of the Month Finance Charge Receivables:            $95,895,613.49
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,931,479,949.30


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,533,834,751.78
End of the Month Finance Charge                              $129,156,797.76
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,662,991,549.54


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $804,511,300.24


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $152,368,778.25
   61-90 Days Delinquent                                      $94,773,304.59
   91+ Days Delinquent                                       $171,066,250.36

   Total 31+ Days Delinquent                                 $418,208,333.20

Defaulted Accounts During the Month                           $56,597,725.51

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,090,736.19


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.82505%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $77,257,769.12
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $23,521,733.07
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,906,787.03


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                    13.33%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                        $23,106,423.74
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                       $7,546,363.40
SERIES 1997-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1997-1 ALLOCABLE PRINCIPAL COLLECTIONS                $274,540,820.53
SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         54.21%

INVESTOR FINANCE CHARGE COLLECTIONS                           $12,525,540.94
INVESTOR DEFAULT AMOUNT                                        $4,090,736.19
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $13,435,741.12
PRINCIPAL ALLOCATIONS PERCENTAGE                                       54.21%
AVAILABLE PRINCIPAL COLLECTIONS                              $148,823,215.85


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $11,519,187.89
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $11,519,187.89

   Class A Monthly Interest                  $4,100,697.50
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,477,125.76
TOTAL CLASS A EXCESS SPREAD                                    $3,941,364.63

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,074,859.29

   Class B Monthly Interest                    $398,614.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $676,244.62

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $940,501.88
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $940,501.88

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,558,111.13

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $327,258.89
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $353,649.46
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $286,351.53
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,924,184.58

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $21,352,932.13
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.82%                 1
Base Rate (Prior Month)                               7.95%                 1
Base Rate (Two Months Ago)                            7.95%                 1
THREE MONTH AVERAGE BASE RATE                                           7.91%

Series Adj Portfolio Yield (Curr Month)              11.33%                 1
Series Adj Portfolio Yield (Prior Month)             11.12%                 1
Series Adj Port Yield (Two Months Ago)               12.92%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          11.79%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $126,499,733.47

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $11,905,857.27

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $10,417,625.11

AVAILABLE PRINCIPAL COLLECTIONS            $148,823,215.85

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $148,823,215.85
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer